UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 11, 2022

SL GREEN REALTY CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-13199	13-3956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Vanderbilt Avenue New York, New York 10017 (Address of principal executive offices, including zip code)

(212) 594-2700

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

ITEM 8.01.	Other Events.

On January 10, 2022, a committee of the Board of Directors (“Board”) of SL Green Realty Corp. (“SLG”) calculated both the final distributions of cash and stock as a result of stockholders elections for the previously-announced dividend of SLG’s common stock, as well the ratio for the previously-announced reverse stock split of SLG’s issued and outstanding shares of common stock as 1.03060-for-1.

As a result of the elections stockholders were entitled to make in connection with the dividend announced on December 2, 2021 with respect to cash or stock (including deemed elections), the cash option was oversubscribed and will be prorated. As a result, stockholders who elected to receive cash will receive, for each share of common stock they owned as of the Record Date, approximately $0.3976 in cash and 0.0295 shares of common stock. Stockholders who elected to receive shares will receive, for each share of common stock they owned as of the Record Date, approximately 0.0345 shares of common stock. The number of shares to be issued was calculated based on the volume weighted average trading price (“VWAP”) of SLG’s common stock between January 5-7, 2022, or $79.7058 per share.

No fractional shares will be issued in connection with the dividend. Stockholders who would otherwise hold a fraction of a share will receive a cash payment in lieu thereof at a price based upon the fractional position multiplied by the VWAP.

The reverse stock split will become effective after markets close on January 21, 2022. SLG’s common stock will begin trading on a split-adjusted basis on the New York Stock Exchange as of the opening of trading on January 24, 2022, under SLG’s existing symbol “SLG.” SLG’s common stock has been assigned a new CUSIP number of 78440X887 in connection with the reverse stock split.

Immediately after the reverse stock split becomes effective, every 1.03060 shares of SLG’s issued and outstanding shares of common stock will be combined into one share, and the par value per share will remain at $0.01. No fractional shares will be issued in connection with the reverse stock split. Shareholders who would otherwise hold a fraction of a share will receive a cash payment in lieu thereof at a price based upon prevailing market prices on or about January 21, 2022.

After the issuance of the dividend and the completion of the reverse stock split, the number of shares of SLG’s common stock outstanding is expected to be the same as the number of total shares outstanding on the Record Date (not including any issuances or repurchases that may occur following the Record Date, as well as any fractional shares that would have been issued in the Ordinary January Dividend but for which cash-in-lieu was paid). However, on a relative basis, some individual shareholders may have more shares of SLG’s common stock, and some individual shareholders may have fewer shares of SLG’s common stock, depending on their individual elections to receive cash or stock and as a result of the cash option being oversubscribed.

SLG’s transfer agent, Computershare Inc. (“Computershare”), will act as SLG’s exchange agent for the reverse stock split. Computershare will manage the exchange of pre-split shares for post-split shares. Shareholders of record as of the close of business on the Record Date will receive a letter of transmittal providing instructions for the exchange of their shares. Brokers, banks and other nominees will be instructed to effect the reverse stock split for their beneficial holders who hold shares of SLG’s common stock in street name. However, these brokers, banks and other nominees may have different procedures for processing the reverse stock split and for making payment for fractional shares than those procedures that apply to registered shareholders. Shareholders who hold shares of SLG’s common stock with a broker, bank or other nominee and who have any questions in this regard are encouraged to contact their brokers, banks or other nominees. For further information, shareholders and securities brokers should contact Computershare by telephone at 1-866-230-9138.

Forward Looking Statement

This Current Report on Form 8-K includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this Current Report on Form 8-K are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties related to the on-going COVID-19 pandemic and the duration and impact it will have on our business and the industry as a whole and the other risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.
(Registrant)

Date: January 11, 2022	By:	/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Chief Financial Officer